SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 31, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                 02-020992               04-2842217
           --------                 ---------             -------------
  (State or other jurisdiction     (Commission            (IRS Employer
       of Incorporation)           File number)         Identification No.)


        1700 Westlake Ave N. #500
            Seattle, Washington                            98109-3044
            -------------------                            ----------
          (Address of principal                            (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

Item 5.  Other Events
---------------------

     On January 31, 2002, Insightful Corporation, a Delaware corporation, announced financial results for the quarter and fiscal year ended December 31, 2001. A copy of the press release dated January 31, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated January 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHTFUL CORPORATION



February 1, 2002                By:  /s/  Sarwat H. Ramadan
                                     ----------------------
                                Sarwat H. Ramadan
                                Vice President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press release dated January 31, 2002

                                                                    EXHIBIT 99.1
                                                                    ------------

Contact:    Sar Ramadan
            Insightful Corporation
            206-283-8802 ext. 509
            sramadan@insightful.com


         INSIGHTFUL ANNOUNCES FINAL RESULTS FOR FOURTH QUARTER AND 2001

         REVENUES UP 14% OVER 2000, REACHING $17.4 MILLION FOR THE YEAR


SEATTLE - JANUARY 31, 2002- Insightful Corporation (NASDAQ: IFUL), a leading provider of enterprise software solutions for data analysis, today announced its financial results for fourth quarter and fiscal 2001.

In 2001, Insightful revenues grew 14% over 2000, reaching $17.4 million. Revenues for the fourth quarter reached $4.4 million representing 14% growth over the level achieved in the same quarter of the prior year. Compared to the same periods in the prior year, the company experienced 22% revenue growth in the first half of 2001, had a flat third quarter, then ended the year with 14% growth for the fourth quarter.

Insightful incurred a loss from continuing operations of $442,000 for fiscal year 2001 before restructuring charges, reflecting a nine-month profit of $434,000, offset by a fourth quarter operating loss of $876,000 as compared to a profit of $161,000 in the fourth quarter of 2000.

These results reflect what the Company believes was the negative impact of Sep. 11th on demand for its products from the financial and manufacturing industries, the general slowdown in the US economy, and delays of key government contracts in the second half of the year.


                                     -MORE-

In November 2001 management, recognizing that domestic growth was affected by harsher economic conditions then originally planned, took measures to reduce its North American cost structure to facilitate a return to profitability. The company effected a 13% reduction in workforce in North America and realigned its executive-level organizational structure. These actions resulted in a restructuring charge of $455,000 in the fourth quarter 2001.

Overall net loss from both continuing and discontinued operations for the fourth quarter of 2001 amounted to $1,192,000 as compared to a profit of $1,630,000 in the fourth quarter of 2000. The loss in Q4 2001 resulted primarily from the combination of the operating losses and restructuring charges described above. Fully diluted EPS amounted to a loss of $0.11 and earnings of $0.15 per share for the fourth quarter of 2001 and 2000, respectively.

For fiscal year 2001 net profits from both continuing and discontinued operations amounted to $2,204,000, reflecting a gain of $3,639,000 from the sale of discontinued operations partially offset by operating losses from continuing and discontinued operations. Fully diluted EPS amounted to earnings of $0.21 and a loss of $0.54 per share for the fiscal year ended 2001 and 2000, respectively.

Cash balance at the end of 2001 was $6.3 million as compared to $3.7 million at the end of 2000.

"We have taken measures to right-size the company and reduce our cost structure while maintaining our investments in new products and services," said Shawn Javid, chairman, president, and CEO. "We believe that these actions will enhance our chances to resume our growth and to return to profitability. Our new product offerings position us to take advantage of larger market opportunities."


                                     -MORE-

ABOUT INSIGHTFUL

Insightful Corporation (NASDAQ: IFUL) provides enterprises with scalable data analysis solutions that drive better decisions faster by revealing patterns, trends and relationships. The company is a leading supplier of software and services for statistical data mining, business analytics and content retrieval, which provide clients with information superiority.

Insightful products include S-PLUS(R), StatServer(R) and S-PLUS Analytic Server(TM). These products add sophisticated data analysis into data warehousing and business intelligence initiatives. Insightful consulting services provide specialized expertise and proven processes for the design, development and deployment of customized analytical solutions. The company has been delivering data analysis solutions for over a decade to thousands of companies in financial services, pharmaceuticals, biotechnology, telecommunications, manufacturing, plus government and research institutions.

Headquartered in Seattle, Insightful has offices in New York City, North Carolina, France, Germany, Switzerland, and the United Kingdom with distributors around the world. For more information, visit www.insightful.com, email info@insightful.com or call 1-206-283-8802.

                                      # # #

================================================================================

NOTE TO INVESTORS - FORWARD LOOKING STATEMENTS

This release contains forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our future profitability and other operating results, statements about our future market opportunity and other statements about our future expectations, plans, prospects and objectives. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, the risks associated with continuing obligations related to discontinued operations; the risks associated with investments in new products and services; market acceptance of current and new products and services; the risks associated with the effect of general economic conditions on market demand for our products and services; the ability to enhance current products and to introduce new products in a timely fashion; and the other risks described under the heading "risks" appearing in our quarterly report for the quarter ended September 30, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.

Insightful, the Insightful logo, "intelligence from data" and S-PLUS Analytic Server are trademarks of Insightful Corporation. S-PLUS and StatServer are registered trademarks of Insightful Corporation. Other trademarks mentioned are the property of their respective owners.

                                    INSIGHTFUL CORPORATION AND SUBSIDIARIES
                                     CONSOLIDATED CONDENSED BALANCE SHEETS
                                                (IN THOUSANDS)


ASSETS                                                                           DECEMBER 31,    DECEMBER 31,
                                                                                     2001            2000
Current Assets:
  Cash and cash equivalents                                                     $       6,278   $       3,745
   Accounts and other receivables, less reserves                                        4,692           3,979
   Inventories                                                                             70              70
   Prepaid expenses                                                                       253             127
                                                                                --------------  --------------

     Total current assets                                                              11,293           7,921
                                                                                --------------  --------------

Property and Equipment, at cost:
  Computer equipment and software                                                       3,899           2,640
  Furniture and fixtures                                                                  420             391
  Property and equipment under capital lease                                              478             478
  Leasehold improvements                                                                  208              90
                                                                                --------------  --------------

                                                                                        5,005           3,599

Less-Accumulated depreciation and amortization                                          2,952           2,507
                                                                                --------------  --------------

                                                                                        2,053           1,092

Net Assets of Discontinued Operations                                                       -           1,291

Intangibles, net                                                                        2,248             148

Other Assets                                                                              101              54
                                                                                --------------  --------------

                                                                                $      15,695   $      10,506
                                                                                ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Current portion of capital lease obligations and equipment
  financings                                                                    $          44   $         150
  Accounts payable                                                                      1,375           1,180
  Accrued expenses and other current liabilities                                        3,231           2,220
  Deferred revenue                                                                      3,818           3,042
                                                                                --------------  --------------

     Total current liabilities                                                          8,468           6,592
                                                                                --------------  --------------

Capital Lease Obligations and Equipment Financings, less
current portion                                                                             -              39
                                                                                --------------  --------------

Commitments                                                                                 -               -

Stockholders' Equity:
  Preferred stock, $0.01 par value
   Authorized-1,000,000 shares
   Issued and outstanding                                                                   -               -
Common stock, $0.01 par value
   Authorized-20,000,000 shares
   Issued and outstanding-11,326,441 and 10,695,895
   shares, respectively                                                                   113             107
  Additional paid-in capital                                                           33,868          32,525
  Deferred Stock-Based Compensation                                                      (382)              -
  Accumulated deficit                                                                 (26,010)        (28,214)
  Subscription receivable                                                                (381)           (550)
  Cumulative translation adjustment                                                        19               7
                                                                                --------------  --------------

     Total stockholders' equity                                                         7,227           3,875
                                                                                --------------  --------------

                                                                                $      15,695   $      10,506
                                                                                ==============  ==============

                                             INSIGHTFUL CORPORATION AND SUBSIDIARIES
                                         CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                                                                    DECEMBER 31                DECEMBER 31
                                                                              ------------------------  ------------------------
                                                                                 2001         2000         2001         2000
Revenues:
  Software licenses                                                           $    2,715   $    2,593   $   11,892   $   11,127
  Professional Services                                                            1,664        1,244        5,534        4,119
                                                                              -----------  -----------  -----------  -----------

     Total revenues                                                                4,379        3,837       17,426       15,246
                                                                              -----------  -----------  -----------  -----------

Cost of Revenues:
  Software licenses                                                                  413          341        1,693        1,631
  Professional Services                                                            1,442          910        4,490        2,876
                                                                              -----------  -----------  -----------  -----------

     Total cost of revenues                                                        1,855        1,251        6,183        4,507
                                                                              -----------  -----------  -----------  -----------

     Gross profit                                                                  2,524        2,586       11,243       10,739
                                                                              -----------  -----------  -----------  -----------

Operating Expenses:
  Sales and marketing                                                              1,661        1,227        5,799        4,861

  Research and development-Gross                                                   1,844        1,693        7,567        6,989
  Less-Funded research                                                            (1,029)      (1,026)      (4,827)      (4,678)
                                                                              -----------  -----------  -----------  -----------

     Research and development, net                                                   815          667        2,740        2,311


  General and administrative                                                         841          531        3,063        2,402

  Amortization of goodwill and other intangibles                                      39            -           39            -
  Deferred Stock Based Compensation                                                   44            -           44            -
  Restructuring Related Charges                                                      455            -          455            -
                                                                              -----------  -----------  -----------  -----------

     Total operating expenses                                                      3,855        2,425       12,140        9,574
                                                                              -----------  -----------  -----------  -----------

     Income (loss) from continuing operations                                     (1,331)         161         (897)       1,165

Interest and Other Income                                                             79           55          341          238

Interest Expense                                                                       9            5           27           30
                                                                              -----------  -----------  -----------  -----------

     Income (loss) before provision for income taxes                              (1,261)         211         (583)       1,373

Provision for Income Taxes                                                            77           18          115           67
                                                                              -----------  -----------  -----------  -----------

     Net income (loss) from continuing operations                                 (1,338)         193         (698)       1,306

Discontinued Operations:
   Income (loss) from discontinued operations, net of
   applicable income taxes                                                             -        1,437         (737)      (7,306)

   Gain on disposal of discontinued operations, net of
   applicable income taxes                                                           146            -        3,639            -
                                                                              -----------  -----------  -----------  -----------

      Net income (loss)                                                       $   (1,192)  $    1,630   $    2,204   $   (6,000)
                                                                              ===========  ===========  ===========  ===========
Basic Net Income (Loss) per Share-Continuing
Operations                                                                    $    (0.12)  $     0.02   $    (0.06)  $     0.13
                                                                              ===========  ===========  ===========  ===========
Diluted Net Income (Loss) per Share-Continuing
Operations                                                                    $    (0.12)  $     0.02   $    (0.06)  $     0.12
                                                                              ===========  ===========  ===========  ===========

Basic Net Income (Loss) per Share-Discontinued
Operations                                                                    $     0.01   $     0.13   $     0.27   $    (0.70)
                                                                              ===========  ===========  ===========  ===========
Diluted Net Income (Loss) per Share-Discontinued
Operations                                                                    $     0.01   $     0.13   $     0.27   $    (0.66)
                                                                              ===========  ===========  ===========  ===========

Basic Net Income (Loss) per Share                                             $    (0.11)  $     0.15   $     0.21   $    (0.57)
                                                                              ===========  ===========  ===========  ===========
Diluted Net Income (Loss) per Share                                           $    (0.11)  $     0.15   $     0.21   $    (0.54)
                                                                              ===========  ===========  ===========  ===========

Weighted Average Number of Common Shares
Outstanding                                                                       11,134       10,673       10,857       10,379
                                                                              ===========  ===========  ===========  ===========
Weighted Average Common Shares Outstanding
Assuming Dilution                                                                 11,134       10,760       10,857       11,116
                                                                              ===========  ===========  ===========  ===========